STANSBURY HOLDINGS CORPORATION

                                 676 LOUIS DRIVE
                         WARMINSTER, PENNSYLVANIA 18974

                                 (215) 328-9566



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 23, 1999

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Stansbury Holdings Corporation, a Utah corporation (the "Company"), will be held on April 23, 1999, at 9:00 A.M., local time, at the Westin Suites Philadelphia Airport, 4101 Island Avenue, Philadelphia, Pennsylvania 19153 (telephone number
(215) 365-6600), for the following purposes, all of which are set forth more completely in the accompanying Proxy Statement:



         (1) To approve the adoption of the Company's entry into the joint venture with Nevada Vermiculite LLC, pursuant to which the Company intends to develop its existing vermiculite property, and develop other vermiculite mining and milling operations.

         (2) To amend the Articles of Incorporation of the Company to increase the authorized capitalization of the Company from 25,000,000 shares of common stock, par value $.25 per share, to 100,000,000 shares of common stock, par value $.001 per share.

         (3) To amend the Articles of Incorporation of the Company to add a provision indemnifying the Board of Directors and providing for the payment of the Directors legal defenses in actions brought by shareholders and third parties.

         (4) To amend the Articles of Incorporation of the Company to provide for a classified Board of Directors;

         (5) To elect five persons to the Board of Directors; two persons each to hold office for a term of three years, one person for a term of two years, and two persons each for a term of one year;

         (6) To approve the adoption of the Company's 1999 Stock Option Plan by which options for up to 3.5 million shares may be issued to officers, directors and key employees and consultants of the Company.

         (7)      To approve the appointment of independent public accountants;
                  and

         (8) To transact such other business as may properly come before the meeting, including the ratification of the acts of the Board of Directors set forth in the 1997 and 1998 fiscal year audited financial statements.

         Pursuant to the Company's Bylaws, the Board of Directors has fixed the close of business on April 7, 1999, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting.


         A FORM OF PROXY AND THE ANNUAL REPORT OF THE COMPANY FOR THE FISCAL YEAR ENDED JUNE 30, 1997 AND JUNE 30, 1998 ARE ENCLOSED. IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE WHICH DOES NOT REQUIRE POSTAGE IF MAILED IN THE UNITED STATES.

                                          BY ORDER OF THE BOARD OF
                                                   DIRECTORS

                                          EDWARD C. STANOJEV, JR., PRESIDENT



WARMINSTER, PENNSYLVANIA
APRIL 12, 1999

                         STANSBURY HOLDINGS CORPORATION
                                 676 LOUIS DRIVE
                         WARMINSTER, PENNSYLVANIA 18974

                                 (215) 328-9566
                                 _______________

                                 PROXY STATEMENT
                                 _______________



     The enclosed proxy is solicited by the Board of Directors of Stansbury Holdings Corporation, a Utah corporation (the "Company"), for use at the Annual Meeting of Shareholders to be held on April 23, 1999, and the approximate date on which this statement and the enclosed proxy will be sent to shareholders will be April 12, 1999. The form of proxy provides a space for you to withhold your vote for any proposal. You are urged to indicate your vote on each matter in the space provided; if no space is marked, it will be voted by the persons therein named at the meeting (i) for the Company's entry into the joint venture with Nevada Vermiculite LLC to develop vermiculite projects; (ii) for the proposed amendment to the Articles of Incorporation to increase the authorized capitalization of the Company to 100,000,000 shares of common stock, par value $.001 per share; (iii) for the proposed amendment to the Articles of Incorporation to add a new provision indemnifying the Board of Directors and paying their legal defenses in actions brought against them; (iv) for the proposed amendment to the Articles of Incorporation to create a classified Board of Directors; (v) for the election of five persons to the Board of Directors as set forth below; (vi) for the adoption of the Company's 1999 Stock Option Plan;
(vii) for the approval of selection of independent accountants; (viii) for the ratification of the actions of the Board of directors as revealed in the fiscal year 1997 and 1998 audited financial statements; and (ix) in their discretion, upon such other business as may properly come before the meeting. Whether or not you plan to attend the meeting, please fill in, sign and return your proxy card to the Company at the address noted above in the enclosed envelope, which requires no postage if mailed in the United States.



         The cost of the Board of Directors' proxy solicitation will be borne by the Company. In addition to solicitation by mail, officers and employees of the Company may solicit proxies personally and by telephone and telegraph, all without extra compensation.


         At the record date for the meeting, which is the close of business on April 7, 1999, the Company had outstanding 24,899,585 shares of $.25 par value common stock ("Common Stock"). Each share of Common Stock entitles the holder thereof on the record date to one vote on each matter submitted to a vote of shareholders. Only shareholders of record at the close of business on April 7, 1999 are entitled to notice of and to vote at the Annual Meeting.
In the event that there are not sufficient votes for approval of any of the matters to be voted upon at the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies. The quorum necessary to conduct business at the Annual Meeting consists of a majority of the outstanding shares of Common Stock. The approval of the proposals covered by the Proxy Statement will require an affirmative vote of the holders of a majority of the shares of Common Stock voting in person or by proxy at the Annual Meeting.


         All shares of Common Stock that are represented at the Annual Meeting by properly executed proxies received prior to or at the Annual Meeting and not revoked will be voted at the Annual Meeting in accordance with the instructions indicated in such proxies. If no instructions are indicated, such proxies will be voted for approval of each matter voted upon. Abstentions or broker non-votes are counted as shares present in the determination of whether shares of Common Stock represented at the meeting constitute a quorum. Abstentions or broker non-votes are tabulated separately. As to other matters to be acted upon at the Annual Meeting, abstentions are treated as AGAINST votes, whereas broker non-votes are counted for the purpose of determining whether the proposal has been approved.

A SHAREHOLDER WHO SUBMITS A PROXY ON THE ACCOMPANYING FORM HAS THE POWER TO REVOKE IT AT ANY TIME PRIOR TO ITS USE BY DELIVERING A WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY, BY EXECUTING A LATER-DATED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON. UNLESS AUTHORITY IS WITHHELD, PROXIES WHICH ARE PROPERLY EXECUTED WILL BE VOTED FOR THE PURPOSES SET FORTH THEREON.

         The following table sets forth the shares of the Company's Common Stock beneficially owned at April 7, 1999, by (i) each person known to management of the Company to be the beneficial owner of more than 5% of the outstanding shares of the Company's Common Stock, (ii) each Director of the Company, (iii) each executive officer of the Company named under "Executive Remuneration," and
(iv) all executive officers and Directors of the Company as a group.



NAME                                 POSITION WITH COMPANY               SHARES
                                                                         BENEFICIALLY
                                                                         OWNED(1)
                                                                         NUMBER(2)         PERCENT(2)
EXECUTIVE OFFICERS AND
     DIRECTORS:(3)

Edward C. Stanojev, Jr.              President and Director              74,202               *

Aldine J. Coffman, Jr.               Vice President and Director         6,020,000 (4)        19.47 (6)

James R. Hindman, Ph.D.              Vice President and Director         6,020,000 (5)        19.47 (6)

Jeff Wertz                           Secretary, Treasurer and Director   -0-                  *

Martin J. Peskin                     Director                            833,200              3.34%

All Directors and executive
officers as a group (5 persons)                                          6,927,402 (4)(5)       22.40% (6)




BENEFICIAL OWNERS OF MORE
THAN 5%

  NAME AND ADDRESS                          SHARES BENEFICIALLY OWNED(1)
                                                     NUMBER(2)                  PERCENT(2)
Dr. Sami Samani                                      2,135,392                  8.58%
146 Ridge Road
North Arlington, NJ 07031

Nevada Vermiculite LLC                               6,020,000 (6)              19.47% (6)
c/o Channel & Basin Reclamation, Inc.
15218 Sierra Highway
Saugus, CA 91350

---------------------
 *  Less than 1%

(1) Unless otherwise indicated, each shareholder has sole voting and investment power with respect to the Common Stock indicated as beneficially owned thereby.

(2) In accordance with Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), shares that are not outstanding, but that are subject to warrants, options or conversion privileges exercisable or convertible within 60 days of the date of this Proxy Statement, have been deemed to be outstanding for the purpose of computing the percentage of outstanding shares owned by the individual having such right, but have not been deemed outstanding for the purpose of computing the percentage for any other person.

(3) Unless otherwise indicated, the address for each Director is c/o Stansbury Holdings Corporation, 676 Louis Drive, Warminster, Pennsylvania 18974.

(4) Mr. Coffman does not directly own or have the power to dispose of these shares. The voting and dispositive power with respect to these shares is held by Nevada Vermiculite LLC, a Nevada Limited Liability Company, which holds the right to acquire up to 6,020,000 shares of the Company's Common Stock (see "Item 1 - Approval of the Company's Entry Into the Joint Venture With Nevada Vermiculite LLC, to Develop Vermiculite Projects"). Mr. Coffman holds a 12.5% membership interest in Nevada Vermiculite LLC.

(5) Dr. Hindman does not directly own or have the power to dispose of these shares. The voting and dispositive power with respect to these shares is held by Nevada Vermiculite LLC, a Nevada Limited Liability Company, which holds the right to acquire up to 6,020,000 shares of the Company's Common Stock (see "Item 1 - Approval of the Company's Entry Into the Joint Venture With Nevada Vermiculite LLC, to Develop Vermiculite Projects"). Dr. Hindman holds a 12.5% membership interest in Nevada Vermiculite LLC.

(6) Includes 520,000 shares which Nevada Vermiculite LLC has the right to acquire upon the conversion of $130,000 in debt owed by the Company, based on a conversions price of $.25 per share, and includes 5,000,000 shares which Nevada Vermiculite LLC has the right to acquire upon such company's exercise of a Warrant to purchase such shares at $.25 per share. None of these shares are currently available for issuance and will only be available for issuance upon the shareholders approval of
         Item 2 of this Proxy Statement for the amendment to the Company's Articles of Incorporation to increase the authorized capital of the company to 100,000,000 shares. For a description of the debt conversion and Warrant see Item 1 of this Proxy Statement.

ITEM 1 - APPROVAL OF THE COMPANY'S ENTRY INTO THE JOINT
         VENTURE WITH NEVADA VERMICULITE LLC, TO DEVELOP
         VERMICULITE PROJECTS.

         In June 1985, the Company was reorganized as part of a Plan of Reorganization under a Chapter 11 proceeding pursuant to the Federal Bankruptcy Act. In December 1994, an election was held as a result of a proxy contest by a shareholders' committee. As a result of that election, management of the Company was transferred to a new management group. The new management group has focused on corporate clean up and development of Company assets.

         As part of its corporate clean up, the Company elected to write down, as of June 30, 1997, certain accounts payable totaling $75,892 to 30 different vendors which had been carried on the financial statements since 1991. The Company believes that some of the accounts payable eliminated were to defunct entities, and that other payables were paid, but were erroneously continued to be reported as accounts payable.

         In the fiscal year ended June 30, 1997, the Company decided to reclassify its assets consistent with generally accepted accounting principles. This reclassification arose from the Company choosing to report its assets on a cost basis rather than the previously used fair market value basis. The change was made to be effective as of June 30, 1996. The reclassification resulted in the assets of the Company being restated as $14,814,215 as of June 30, 1996, rather than the previously stated $36,811,743 as of June 30, 1996.


         The Company currently is an exploration stage mining company. Since its reorganization in 1985, the principal business of the Company is vermiculite mining exploration and preparation for development of vermiculite projects. The principal project of the Company has been the Hamilton Vermiculite Project. Since 1985, the Company has spent in excess of $2 million to establish the viability of the proposed vermiculite mine near Hamilton, Montana. The Company intends to develop and operate an open pit vermiculite mine and mill on 96 unpatented mineral claims owned by the Company in Montana. The property consists of mining and milling claims covering 1,750 acres. The Company is of the opinion that the Hamilton site represents the largest known vermiculite deposit available for development in the western United States.


         Since the construction of a proposed mine and mill for the Hamilton Vermiculite Project has not yet commenced, the Company has not engaged in operations nor has it derived revenue from any source during fiscal years ended June 30, 1996, June 30, 1997, June 30, 1998, or yet during the current fiscal year.

         The Board of Directors of the Company has examined the factors that have contributed to the Company's inability to place its Hamilton Vermiculite Project into production. The Board has determined that it is in the best interest of the Company to enter into a cooperative joint venture with an entity that can provide adequate and timely working and investment capital for the mining and milling project. To this end, the Company has entered into negotiations to form a joint venture with Nevada Vermiculite LLC ("Nevada Vermiculite") for all vermiculite undertakings.

         The Company has been advised that Nevada Vermiculite was formed in May, 1998, and was capitalized to mine and mill a vermiculite site located in Nevada which, at that time, Nevada Vermiculite was negotiating to acquire. The owner of the Nevada site chose not to sell the site to Nevada Vermiculite at that time. A funded Nevada Vermiculite was informed by one of its minority members (Aldine J. Coffman) of a company that had retained him regarding vermiculite mining claims it owned. The company was Stansbury Holdings Corporation. The Company had significant debt, no operating capital, and a vermiculite mine that appeared to Nevada Vermiculite as commercially viable. Mr. Coffman proposed a joint venture to the Company and Nevada Vermiculite. Both parties decided to pursue the possibility of a joint venture. The Company retained independent counsel to produce an operating agreement that would govern what would be the limited liability company through which the proposed joint venture would operate. Substantial parts of Nevada Vermiculite's and the Company's deal points were communicated to counsel by Mr. Coffman. The governance document prepared by the Company's counsel was presented to Nevada Vermiculite, which accepted it without substantial change.


         Nevada Vermiculite's primary purpose is to acquire and develop vermiculite projects through the expected joint venture with the Company. In October, 1998, Nevada Vermiculite provided funding to the Company so that the Company could discharge the debt to its largest creditor, Southern American Insurance Corporation in Liquidation. The liability to this creditor, which dates back to the late 1980s, from principal and accrued interest was in excess of $2,056,474. This liability had been secured by a first mortgage on the vermiculite claims at the Hamilton site. The liability has been settled and released. The amount of settlement was $130,000, which the Company raised through the issue of convertible debt and a warrant to Nevada Vermiculite. The debt converts, at Nevada Vermiculite's option, at $.25 per share. The warrant is for 5,000,000 shares at $.25 per share, and expires on October 28, 2003.

         Company directors and officers Aldine J. Coffman and James R. Hindman are minority members of Nevada Vermiculite, each owning 12 1/2% of Nevada Vermiculite. The principals and certain employees of Channel and Basin Reclamation, Inc. ("Channel & Basin") own 75% of Nevada Vermiculite. Channel & Basin owns and operates three large-scale sand and gravel operations with revenues of approximately $12 million per year.

         The Company and Nevada Vermiculite would form a limited liability company called International Vermiculite Limited LLC ("International Vermiculite"). The Company and Nevada Vermiculite will each share equally (50/50) in International Vermiculite's income. The Company and Nevada Vermiculite would each be required to offer International Vermiculite the right to lease any vermiculite projects they acquire. The Company anticipates that the lease payments made by International Vermiculite would equal the actual costs of the Company or Nevada Vermiculite for obtaining the vermiculite project.

         The Company will lease its development rights for the Hamilton Vermiculite Project to International Vermiculite. Nevada Vermiculite will contribute up to $100,000 for exploratory drilling, mill design, and expenses for International Vermiculite to begin mining and milling operations. Nevada Vermiculite and the Company will attempt to acquire other mining properties to offer for lease to International Vermiculite. Both Nevada Vermiculite and the Company are actively involved in separate negotiations to acquire additional vermiculite mines and mill sites for development by International Vermiculite.

         The Company anticipates that Channel & Basin also will provide other working capital, equipment and expertise needed for mining and milling International Vermiculite's initial vermiculite projects in the United States. International Vermiculite would repay Channel & Basin's actual costs plus 15% for providing this other working capital, equipment and expertise.

         The Company anticipates that the leases from the Company and from Nevada Vermiculite to International Vermiculite will have initial 20-year terms with automatic extensions. Neither the Company nor Nevada Vermiculite may engage in any activity related to the production, marketing or product enhancement of any vermiculite product except through International Vermiculite. This restriction applies to both the Company and Nevada Vermiculite while that joint venture partner is involved in the joint venture, and for five years thereafter.

         International Vermiculite will be governed by a six-member Management Committee. Three of the Management Committee members will be selected by the Company, and three members will be selected by Nevada Vermiculite. The Management Committee must have at least four of its six members vote in favor of a proposal for it to pass. The Company anticipates that its three Management Committee members will be Edward C. Stanojev, Jr. (President and Director of the Company), Jeff Wertz (Secretary, Treasurer and Director of the Company), and Martin J. Peskin (Director and owner of 833,200 shares of the Company), and Nevada Vermiculite's three Management Committee members will be Bill Blomgren (co-owner of Channel & Basin and 35% of Nevada Vermiculite), Daniel McDonald (Chief Financial Officer of Channel & Basin and owner of 15% of Nevada Vermiculite), and Cindy Gualtierri (employee of Channel & Basin and co-owner of 25% of Nevada Vermiculite).

         The day-to-day operations of the Joint Venture generally will be managed by managers. The managers are appointed by, and answer to, the Management Committee. The Management Committee may remove, replace and appoint the manager or managers. The initial managers will be Aldine J. Coffman and James R. Hindman.

         The Company does not believe that shareholder approval is required for its entry into the joint venture; however, the Company is seeking shareholder approval because (i) it believes its entry into the joint venture is significantly different than its sole development of its own assets, (ii) entry into the joint venture should result in Nevada Vermiculite receiving one-half of the net income from the operation of the vermiculite projects secured by the Company (similarly, the Company should receive one-half of the net income from the operation of the vermiculite projects secured by Nevada Vermiculite), and
(iii) while the Company (through its managers at International Vermiculite) would have to vote for development of Nevada Vermiculite's vermiculite projects before they could be developed and operated, Nevada Vermiculite (through its managers) would have to vote for development of the Company's vermiculite projects before they could be developed and operated. The Company's Board of Directors believes that the Company's entry into the joint venture is likely to significantly affect the governance of its operating assets, therefore it has chosen to seek shareholder approval prior to its entry into the joint venture.

         If the shareholders do not vote for the Company to enter into the joint venture, the Company will not enter into it. The Company expects that if the shareholders reject the joint venture, the Company would not be able to begin development of the Hamilton Vermiculite Project without locating and securing another source to finance its operations. The Company anticipates that it would continue to seek shareholder approval for entry into the joint venture, and to that end, would again prepare appropriate proxy materials so that it could secure shareholder approval for the proposed joint venture.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THIS ITEM 1.

ITEM 2 - AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED CAPITALIZATION OF THE COMPANY FROM 25,000,000
            SHARES OF COMMON STOCK, PAR VALUE $.25 PER SHARE, TO 100,000,000 SHARES OF COMMON STOCK, PAR VALUE $.001 PER SHARE.


         Article V of the Articles of Incorporation of the Company fixes the authorized capital stock at 25,000,000 shares of common stock, par value $.25 per share. Currently 24,899,585 shares are issued and outstanding. The Board of Directors recommends an amendment to increase the authorized amount of shares of Common Stock to 100,000,000 shares of common stock, par value $.001 per share. The text of the proposed resolution and amendment to the Articles of Incorporation is set forth in attached Exhibit A.


         The proposed amendment would provide additional authorized and unissued shares which could be used for any proper corporate purpose, including, for example, financing programs, acquisitions, payment of stock dividends, stock splits and issuance under stock option plans or purchase plans, or any such plans that may be adopted by the Shareholders at this Annual Meeting or in the future. Any of the proposed additional authorized shares would be available for issuance by the Board of Directors for any of the foregoing purposes, in their discretion, and normally without further action by the Company's shareholders.

         The Board of Directors believes that it will be in the best interest of the Company to increase the authorized common stock available to the Company for issuance when such issuance is desirable. In the event a specific opportunity arises which would require the issuance of additional shares in excess of the presently authorized amount, the possible delay and expense of a special shareholders' meeting might deprive the Company of the ability to quickly take advantage of an existing favorable market condition.

         No shareholder of the Company has any pre-emptive right to subscribe for or purchase any of the new shares of common stock proposed to be authorized hereby.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THIS AMENDMENT TO THE ARTICLES OF INCORPORATION.

ITEM 3. -   AMENDMENT TO THE ARTICLES OF INCORPORATION OF THE COMPANY
            TO PROVIDE FOR THE INDEMNIFICATION OF THE DIRECTORS AND
            OFFICERS OF THE COMPANY IN ANY PROCEEDING THAT MAY BE
            BROUGHT BY SHAREHOLDERS OR THIRD PARTIES AND TO PAY FOR OR
            REIMBURSE THE REASONABLE EXPENSES INCURRED BY SUCH
            PROCEEDING.

         The Board of Directors recommends that the Company's Articles of Incorporation be amended to provide for the indemnification of each Director of the Board of Directors and each Officer of the Company, if that person was not negligent nor committed willful misconduct as a Director or Officer in connection with the matter for which he or she seeks indemnification. The text of the proposed amendment is set forth in attached Exhibit B.

         To date, the Company has not had any difficulty in attracting or retaining its present Directors or officers and no person has declined to be nominated as a Director nor has any person resigned or threatened to resign as a Director, specifically because of the risks of litigation. However, the Company recognizes that litigation against directors and officers of public companies as well as the costs of defending such litigation have been increasing. Therefore, the Board of Directors believes that the Company should provide indemnification protection for its present and future directors and officers, both as a matter of fairness and to assist the Company in attracting and retaining capable individuals to serve in such capacities. Management believes it is appropriate that the adoption of this Amendment to the Articles of Incorporation be submitted to the Company's shareholders for their consideration since each member of the Board of Directors will be a beneficiary of the rights contained in such Amendment. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock represented and entitled to vote at the Annual Meeting will constitute ratification and approval of such Amendment for the Directors and nominees for director. No determination has been made as to what action the Board of Directors or any of its members individually would take if the Company's shareholders do not ratify and approve the Amendment.

         Management generally believes that because of claims and litigation associated with businesses, directors, officers, employees and other persons acting on behalf of the Company are exposed to claims, suits and other proceedings, even if their actions are taken in good faith. Responding to such claims and litigation can involve substantial personal expense, including legal fees, disbursements, settlements and even judgments. For several reasons, management believes that it is unfair to expect the Company's Officers and Directors to personally bear expenses that result from the Company's operations.

         Pursuant to the Amendment, the right to indemnification extends to any person who is a party or is threatened to be made a party to any action by reason of the fact that he is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another entity, provided that person has not been adjudicated to have been negligent nor to have committed willful misconduct as a Director or Officer in connection with the matter for which he seeks indemnification. Indemnification extends to the costs and expenses (including trial, appellate and other attorneys' fees), judgments, fines, penalties, and amounts paid in settlement, actually and reasonably incurred by such officer or director in connection with such action.

         Indemnification is available in any action except (i) in connection with a proceeding by or in the right of the Company in which the Director was adjudged liable to the Company; or (ii) in connection with any proceeding charging that the Director derived an improper personal benefit, whether or not involving action in his official capacity, in which proceeding he was adjudged liable on the basis that he derived an improper personal benefit.

         Management is aware of no pending or threatened litigation in which the Directors and Officers of the Company may be named as defendants, and is not aware of any claims by any Officer or Director for indemnification likely to result from any past, pending or threatened litigation.

         In summary, should the shareholders of the Company approve this amendment to the Articles of Incorporation, the Company generally will be obligated to indemnify each of its Officers and Directors with respect to liability and loss suffered, and reasonable expense incurred, by such person in any action, suit or proceeding in which such person was or is made or threatened to be made a party or is otherwise involved by reason of the fact that such person is or was a Director or Officer of the Company. The Company also will be obligated to pay the reasonable expenses of indemnified Directors or Officers in defending such proceedings if the indemnified party agrees to repay all amounts advanced should it be ultimately determined that such person is not entitled to indemnification.

         At such time when the Board of Directors determines it to be financially reasonable for the Company, the Company intends to provide insurance under which the Directors and Officers of the Company will be insured, subject to the limits of the policy, against certain losses arising from claims made against such Directors and officers, including liabilities under the Securities Act of 1933, as amended (the "Act"). Insofar as indemnification for liabilities arising under the Act may be permitted for Directors, Officers and controlling persons of the Company or of an affiliate of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company for expenses incurred or paid by a Director, Officer or controlling person of the Company or an affiliate of the Company in the successful defense of any action, suit or proceeding) is asserted by a Director, Officer or controlling person in connection with securities which have been registered, the Company will, unless in the opinion of counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         In effect, therefore, absent a court decision in the individual case, or controlling precedent, the provisions of the Amendment will not apply to liabilities arising in connection with securities registered under the Act (primarily relating to public distributions of securities) unless such officer, director or controlling person is successful in the defense of the action, suit or proceeding in question.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THIS AMENDMENT TO THE ARTICLES OF INCORPORATION.

ITEM 4 -    AMENDMENT TO ARTICLES OF INCORPORATION TO
            PROVIDE FOR CLASSIFIED BOARD OF DIRECTORS


         The Board of Directors recommends that the Company's Articles of Incorporation be amended to provide for a classified Board of Directors consisting of up to nine Directors. The text of the proposed amendment is set forth in attached Exhibit C. This amendment provides for the classification of the Directors of the Company into three classes whose terms of office will expire at one-year intervals. The term of office of the first class of Directors elected at the Annual Meeting in 1999 will expire at the Annual Meeting in 2000; the second class of Directors in 2001; and the third class of Directors in 2002. Presently the Company's Directors are elected at each annual meeting to serve for one year. Directors elected by the Board to fill vacancies will continue to hold office for the remainder of the term to which the previous Director was elected.

         When the classified Board of Directors is fully implemented, a portion of the Directors will be elected at each annual meeting for three-year terms. Although the Board of Directors has not in the past experienced problems as to stability or continuity, staggering the election of the Board in such a fashion increases the potential for corporate stability through the prospect of increased continuity of Board membership by insuring that a number of the Directors on the Board have been associated with the Company over a period of years and, therefore, are experienced in the affairs of the Company. The proposed amendment, however, will make it more difficult for the shareholders to replace the entire Board of Directors at one annual meeting even where this may be considered desirable by the shareholders.

         In addition to increasing the potential for the continuity of Board membership, the classification system will make it more difficult to acquire or take over the Company by merger, acquisition of its assets or other means to gain control of the Company's Board of Directors prior to effecting the takeover transaction, if such transaction is opposed by the Board of Directors. This proposal may accordingly be deemed to be an anti-takeover proposal. Management is not aware of any specific effort to accumulate the Company's securities or to obtain control of the Company through a merger, tender offer, solicitation in opposition to Management or otherwise and this proposal is not being made in response to any such effort. In the event a takeover group were able to control the Board of Directors, Management would be forced to negotiate the terms of any proposed takeover bid with a corporation or group which had its own representatives on the Company's Board of Directors. The interests of the shareholders conceivably may be represented by groups other than Management; a takeover transaction could also conceivably be viewed as beneficial by a majority of shareholders.

         The Articles of Incorporation and By-Laws of the Company currently contain no anti-takeover provisions. In addition, it should be noted that Utah and federal law provides certain protections for shareholders' interests in certain takeover situations, including a state law which restricts the ability of the Company to engage in any business combination with certain "interested" shareholders for three years, along with minority shareholder appraisal rights in cases of mergers and acquisitions, as well as disclosure requirements under the federal securities laws. The content of the proposed amendment to the Articles of Incorporation and By-Laws has not been subject to specific, formal Board action.

         Management believes that representation on the Company's Board of Directors, however, by persons seeking to take over the Company would inhibit Management's ability to negotiate at arm's length for the best interest of all shareholders. Therefore the Board of Directors believes this proposal is in the best interest of the shareholders.

         The adoption of this proposal requires authorization by the holders of a majority of the Company's common stock present, either in person or by proxy, and voting at the Annual Meeting.

         This proposal will make it more difficult to remove the current Board of Directors or effect a merger or takeover opposed by the current Board of Directors. Classification of the Board of Directors will result in the election of a fraction of the Directors each year which will make it more difficult for shareholders to change Directors and may require two or more successive annual meetings to replace the majority of the Directors in order to effect a change in management policies. The proposed amendment may also discourage any group from attempting to acquire the Company, even where this may be considered desirable by a simple majority of the shareholders.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THIS AMENDMENT TO THE ARTICLES OF INCORPORATION.

ITEM 5 -    ELECTION OF DIRECTORS OF THE COMPANY

NOMINEES

         As provided for in Article IX of its Articles of Incorporation, as amended by Item 4, above, the Company is to have a classified Board of Directors consisting of Classes I, II and III, with one class to be elected at each Annual Meeting of Shareholders. If any nominee for Director is unable or declines to serve for any reason not now foreseen, the discretionary authority provided in the proxy will be exercised to vote for a substitute. All nominees have consented to serve as Directors. The following persons are Management's nominees, by class, to serve as Directors of the Company:

CLASS I                     CLASS II                CLASS III
(EXPIRES 2000)              (EXPIRES 2001)          (EXPIRES 2002)
--------------              --------------          --------------

Jeff Wertz                  Martin J. Peskin        Aldine J. Coffman, Jr.
James R. Hindman, Ph.D.                             Edward C. Stanojev, Jr.

         MANAGEMENT RECOMMENDS A VOTE IN FAVOR OF EACH OF THE FOREGOING NOMINEES FOR ELECTION TO THE BOARD.


         The following information is set forth below for each nominee: principal occupations during the past five years, the period of service as a Director of the Company or its predecessor, or other directorships and business affiliations (including public company directorships), and age:

         MR. WERTZ, age 41, has served as a Director, Secretary, Treasurer and Chief Financial Officer of the Company since June 1997, where he has provided all aspects of accounting and compliance reporting services to the Company. From January 1998 until December 1998, Mr. Wertz served as the Chief Financial Officer of Auction Television Network, Inc., an Arizona corporation located in Warminster, Pennsylvania, and its wholly owned subsidiary, Single Source Technology, Inc. He served as the Corporate Accountant, providing accounting and reporting services, for Penn Independent, an insurance holding company, located in Hatboro, Pennsylvania from June 1995 to December 1997. Mr. Wertz also served as the Property Management Accountant for Pacific Southwest Mortgage, a property management company, located in San Diego, California, from December 1992 until May 1995, where he provided property accounting services for professional Southern California offices and medical complexes. Mr. Wertz received his Masters Degree in Accounting, specializing in taxation, from San Diego State University in 1991, where he also received his Bachelor's Degree in Finance, Summa Cum Laude in 1989.

         DR. HINDMAN, age 52, has served as a Director and Vice President, in charge of operations of the Company, since June 1997. Since 1985, Dr. Hindman has had his own consulting firm, Vermiculite Technologies, out of Dillon, Montana. From 1978 to 1985 Dr. Hindman was employed as the Senior Metallurgist by W.R. Grace & Company, at their Libby, Montana vermiculite operation. Dr. Hindman received a Bachelor of Science degree in Geological Sciences from the University of Southern California, and a Ph.D. in Geological Sciences from the University of Utah.

         MR. PESKIN, age 61, has served as a Director of the Company since February 1995 and as an outside Director of the Company since July 1997. Prior to 1996, he served in various executive officer capacities of the Company. Mr. Peskin retired from his dentistry practice in 1991 and since that time has been managing his private investment portfolio.

         MR. COFFMAN, JR., age 58, has served as Executive Vice President and Chief Administrative Officer and as a Director of the Company since October 1998. He served as the Chief Financial Officer of International Methane Corporation, Ltd, a Belize company, specializing in energy, with offices in Denver, Colorado, from September 1993 to June 1995, and as such company's Chief Executive Officer from June 1995 to March 1997. Mr. Coffman has also served as a Director of such company from September 1993 to the present. Mr. Coffman has owned his own management services company, Far Country Services, Inc., located in Cherry Hills, Colorado, since 1992, for which he serves as Chief Executive Officer.


         MR. STANOJEV, JR., age 45, has served as a Director and President of the Company since May 1997. He is also the President of Auction Television Network, Inc., an Arizona corporation located in Warminster, Pennsylvania, specializing in Internet software technology, a position which he has held since May 1997. Mr. Stanojev also served as President of AHS, Inc., a Pennsylvania corporation, located in Warminster, Pennsylvania, specializing in debt restructuring, a position which he has held since August 1994. From August 1980 until August 1994, Mr. Stanojev served as President of Accu-Weld, Inc., a Pennsylvania corporation, located in Philadelphia, Pennsylvania, specializing in window manufacturing and sales. In 1989 and 1990, Accu-Weld, Inc. was involved in a corporate consolidation during which accounting personnel were changed. During this period, Accu-Weld, Inc. was accused of failing to properly file its required tax reports with the State of Pennsylvania. As a result of this failure, Mr. Stanojev and two other officers of Accu-Weld, Inc., in October 1995, pleaded nolo contendere to misdemeanor charges, including willful failures to remit sales tax and willful failures to pay state income tax. Each of the three officers were fined $56,000 plus court costs, and placed on probation for six months, which probation was terminated after three months.

INFORMATION ABOUT THE BOARD OF DIRECTORS
AND COMMITTEES OF THE BOARD

         MEETINGS - All of the Company's Directors attended more than 75% of the meetings of the Board of Directors during the fiscal year ended June 30, 1998. There were a total of 12 Board meetings held during such year.

         COMPENSATION OF DIRECTORS - Each Director of the Company currently receives $1,000 per month in Director fees and to date, such fees are due and owing all Directors; however, in the event Item 2 above is passed by the Shareholders, only outside Directors will receive such fees, commencing January 1, 1999.

         COMMITTEES OF THE BOARD OF DIRECTORS - Since the fiscal year ended June 30, 1998, the Board of Directors has recently formed the Audit Committee and the Compensation Committee. At this time the Audit Committee and the Compensation Committee is comprised of the Company's sole outside director, Martin J. Peskin. The Audit Committee will be responsible for meeting with representatives of the Company's independent accountants and with representatives of senior management to review the general scope of the Company's annual audit, matters relating to internal audit control systems and the fee charged by the independent accountants. In addition, the Audit Committee will be responsible for reviewing and monitoring the performance of non-audit services by the Company's independent accountants and for recommending the engagement or discharge of the Company's independent accountants. The Compensation Committee will be responsible for approving and reporting to the Board on the annual compensation of all officers, including salaries, stock options and stock. The Compensation Committee will also be responsible for the granting of stock awards, stock options and other awards made under the Company's stock option plans.

         COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934 -
Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors, executive officers and persons who beneficially own more than 10% of a registered class of the Company's equity securities ("Reporting Persons") to file certain reports concerning their beneficial ownership of the Company's equity securities. None of the Officers and Directors of the Company had met their Section 16(a) filing obligations until 1999; however, all known delinquencies were cured and all officers and directors of the Company have made their requisite filings.

EXECUTIVE OFFICERS OF THE COMPANY

   The following table sets forth the position and term of office (with the Company or its predecessor) of each executive officer of the Company:

EXECUTIVE OFFICER
         NAME                      POSITION(S)                        SINCE
-----------------                  ----------                         ------

Edward C. Stanojev, Jr.            President                          1997

Aldine J. Coffman, Jr.             Vice President                     1998

James R. Hindman, Ph.D.            Vice President                     1997

Jeff Wertz                         Secretary and
                                   Treasurer                          1997

         See information concerning Messrs. Stanojev, Jr., Coffman, Hindman and Wertz under "Election of Directors of the Company," above.

                                     * * * *

         Officers are elected by the Board of Directors and their terms of office are at the discretion of the Board, subject to the Company's obligation to pay any compensation required under applicable employment agreements. All of the Company's executive officers are full-time employees of the Company. See "Executive Remuneration - Employment Contracts." There are no family relationships among any of the officers or Directors of the Company.

EXECUTIVE REMUNERATION

         The following table provides information with respect to the compensation paid to Martin J. Peskin, the Chairman of the Board of the Company, and the above named executive officers. There was no executive officer whose salary was in excess of $100,000 for any period in fiscal 1998.



                                           SUMMARY COMPENSATION TABLE

                                                       Annual Compensation                              Long Term
                                                                                                        Compensation
                                                                                                        Awards
--------------------------------------------------------------------------------------------------------------------
(a)                               (b)                   (c)            (d)                (e)             (f)

                                                                                         Other          Restricted
Name and                                                                                Annual             Stock
Principal                 Fiscal Year                                                   Compen-          Award(s)
Position                  Ended June                Salary($)         Bonus($)          sation($)         ($)
                          30
--------------------------------------------------------------------------------------------------------------------
  Edward C.               1998                      $72,000(1)          -              $12,000(2)            -
Stanojev, Jr.,            1997                      $ 6,000(1)          -              $ 2,000(2)            -
President                 1996                         -                -                  -                 -

--------------------------------------------------------------------------------------------------------------------
Jeff Wertz,               1998                      $26,500(3)          -              $12,000(2)            -
Secretary,                1997                           -              -                  -                 -
Treasurer and             1996                           -              -                  -                 -
Chief Financial
Officer

--------------------------------------------------------------------------------------------------------------------
James R.                  1998                      $36,000             -              $12,000(2)            -
Hindman, Vice             1997                      $ 3,000             -              $ 1,000(2)            -
President                 1996                           -              -                -                   -

--------------------------------------------------------------------------------------------------------------------
Martin J. Peskin,         1998                           -              -              $13,500(4)            -
Chairman of the           1997                           -              -              $30,000(4)            -
Board                     1996                           -              -              $30,000(4)            -

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

---------------
(1)      This amount reflects the salary earned but not paid to Mr. Stanojev; such salary is due and owing to Mr. Stanojev.
(2)      Each Director receives Director's Fees of $1,000 per month; however, the Directors fees have not been paid to the Directors and such
         Directors fees are due and owing to each Director.
(3)      $14,000 of this amount has been earned but not paid to Mr. Wertz; the accrued unpaid salary of
         $14,000 is due and owing to Mr. Wertz.
(4)      Mr. Peskin received Directors fees of $2,500 per month through July
         1997; since such time Mr. Peskin receives Directors fees of $1,000 per month; however, such Directors fees have not been paid and are due and owing to Mr. Peskin.


         STOCK OPTIONS PLANS

         The Company has no stock option plans in place as of this time; however, see Item 6, below, recommending approval of the 1999 Stock Option Plan.

         EMPLOYMENT CONTRACTS

         On June 25, 1997, the Company and James R. Hindman, Ph.D. entered into an employment agreement for an initial six-month term (which agreement may be renewed for such period or periods as may be mutually agreed to by the Company and Dr. Hindman in a written supplement to such agreement), which provides for a base salary of $36,000. In addition, the agreement provides for certain standard employment benefits. This agreement also contains customary non-competition provisions prohibiting competition with the Company during the term of employment and for two years thereafter.

         In addition to these terms, Dr. Hindman shall be entitled to receive as additional compensation 500,000 shares of the company's common stock, to be issued in increments of 100,000 shares of common stock upon the completion of certain criteria, as set forth in such employment agreement, the form of which is attached hereto as Exhibit "D".

         The Company, at this time, has not entered into any other formal written employment agreements; however, the Company is currently negotiating employment agreements with the principal executive officers of the Company noted herein.

                              CERTAIN TRANSACTIONS

         The Company requires that transactions with affiliates be made on terms that the Company believes are at least as favorable as those obtainable from unaffiliated third parties, and such transactions will be approved by a majority of the independent, disinterested Directors.

         Subject to shareholder approval, the Company intends to enter into a joint venture with Nevada Vermiculite LLC, which would enable the Company to develop its existing vermiculite property and develop other vermiculite mining and milling operations. For a more detailed discussion of this joint venture, please see Item 1 of this Proxy Statement.

ITEM 6 -    APPROVAL OF 1999 STOCK OPTION PLAN.

         The Board of Directors of the Company adopted the 1999 Stock Option Plan (the "Plan"), subject to shareholder approval, on February 18, 1999. Under the Plan, the Company has reserved 3,500,000 shares of Common Stock for issuance upon the exercise of options to purchase Common Stock granted under the Plan. As of February 18, 1999, approximately five employees of the Company were eligible to be granted options under the Plan; however, no options have yet been granted under the Plan. The period through which options may be granted expires on March 29, 2010.

         A description of the Plan is set forth in this Item 6, but this is a general description and is qualified by reference to the full text of the Plan, a copy of which is attached hereto as Exhibit "E".

         The purpose of the Plan is to advance the interests of the Company by providing an additional incentive to attract and retain qualified and competent employees upon whose efforts and judgment the success of the Company is largely dependent. The persons eligible to participate in the Plan are the directors, officers, and key employees of the Company or its subsidiaries who occupy responsible managerial, professional or advisory positions with Company.

         The Plan is to be administered by the Compensation Committee of the Board of Directors or by such other committee or subcommittee designated by the Board (the"Committee"). The Committee determines, among other things, the construction and interpretation of the provisions of the Plan, which employees of the Company shall receive options under the Plan, the number of shares with respect to which options shall be granted, the exercise price per share of any options granted and the date of grant of such options.

         The exercise price for each stock option granted under the Plan is determined by the Committee, and is required to be at least the fair market value per share of the Common Stock covered by such stock option on the date of grant. The purchase price of any shares issued upon the exercise of options under the Plan must be paid in full in cash or, in the discretion of the Committee, in the Common Stock of the Company or a promissory note of the optionee, or by a combination of the above. The value of any Common Stock accepted by the Company in payment of the exercise price of shares of Common Stock acquired pursuant to the outstanding options shall be 100% of the fair market value of such Common Stock on the date of exercise.

         When an option is granted under the Plan, the Committee at its discretion specifies the option price, the type of option (either "incentive" or "nonqualified") to be granted and the number of shares of Common Stock which may be purchased upon exercise of the option. The exercise price of an incentive stock option may not be less than 100% of the fair market value of the Company's Common Stock on the date of grant and, unless otherwise determined by the Committee, the option price of a nonqualified option may not be less than 100% of the fair market value of the Company's Common Stock on the date of grant. The market value of the Company's Common Stock on February 18, 1999 was $8,465,859. The term during which the option may be exercised and whether the option will be exercisable immediately, in stages or otherwise are set by the Committee, but the term of an incentive stock option may not exceed ten years from the date of grant. Each incentive stock option and, unless otherwise determined by the Committee, each nonqualified stock option granted under the 1999 Plan is nontransferable during the lifetime of the optionee. Except as stated below, each outstanding option under the 1999 Plan will terminate earlier than its stated expiration date in the event of the optionee's termination of employment.

         If the optionee dies or terminates employment due to disability, his or her options will become immediately exercisable for up to one year or, if sooner, upon the expiration date of the options. If a director retires from, or otherwise has his or her service as a director terminated, that person will have three months from completion of term as a director to exercise any options, provided the right to exercise the option terminates on the expiration date of the option.

         The Committee may provide in a stock option agreement that upon a change of corporate control or certain extraordinary corporate transactions, the outstanding stock options covered by that stock option agreement shall be fully vested and immediately exercisable; and the Committee may provide in the agreement that the option will not accelerate if the option is assumed by the successor company or the option is replaced with a cash incentive program that preserves the option spread existing at the change of control or the extraordinary corporate transaction. In the case of an option agreement that contains an acceleration clause for an extraordinary corporate transaction due to a merger or consolidation in which the Company is not the survivor, or due to the sale of substantially all the assets of the Company, the option agreement must provide that the Committee can give the participant 60 days prior to the merger or consolidation or the sale of assets in which to exercise all of his options which will terminate upon the merger, consolidation, or sale of assets. If the option agreement has an acceleration provision, it must provide that the option shall remain exercisable for its remaining term if the Company experiences a change of control or an extraordinary corporate transaction due to a reverse merger in which the Company survives but majority voting control is transferred in the transaction.

         In the event that the outstanding shares of Common Stock of the Company are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of any reorganization, recapitalization, reclassification, change in par value, stock split-up, combination of shares or dividend payable in capital stock, or the like, then appropriate adjustment shall be made in the number and kind of shares and in the exercise price per share with respect to outstanding options to prevent dilution or enlargement of the rights granted to or available for optionees.

         Under present law, an optionee will not realize any taxable income on the date a nonqualified option is granted pursuant to the 1999 Plan. Upon exercise of the option, however, the optionee must recognize, in the year of exercise, ordinary income equal to the difference between the option price and the fair market value of the Company's Common Stock on the date of exercise. Upon the sale of the shares, any resulting gain or loss will be treated as capital gain or loss. The Company will receive an income tax deduction in its fiscal year in which options are exercised, equal to the amount of ordinary income recognized by those optionees exercising options, and must withhold income and other employment-related taxes on such ordinary income.

         Incentive stock options granted under the 1999 Plan are intended to qualify for favorable tax treatment under Internal Revenue Code Section 422. Under Section 422, an optionee recognizes no taxable income when the option is granted. Further, the optionee generally will not recognize any taxable income when the option is exercised if he or she has at all times from the date of the option's grant until three months before the date of exercise been an employee of the Company. The Company ordinarily is not entitled to any income tax deductions upon the grant or exercise of an incentive stock option. Certain other favorable tax consequences may be available to the optionee if he or she does not dispose of the shares acquired upon the exercise of an incentive stock option for a period of two years from the granting of the option and one year from the receipt of the shares.

         The Committee may from time to time amend the Plan or any outstanding option; provided, that without approval by the shareholders of the Company, no such amendment shall materially (i) increase the benefits accruing to participants under the Plan, (ii) increase the number of shares reserved for options under the Plan, or (iii) modify or change the class of employees eligible to receive options; and, no such amendment shall substantially impair any option previously granted to any optionee without the consent of such optionee.

         The Plan shall terminate on March 29, 2010. The Plan may be terminated at an earlier date by a vote of the shareholders of the Company. Any such earlier termination will not affect any options granted prior to the effective date of such termination.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

ITEM 7 -    APPROVAL OF SELECTION OF INDEPENDENT ACCOUNTANTS

         Sellers & Associates, Certified Public Accountants (formerly known as Taylor & Company), served as the Company's independent accountants to audit the consolidated financial statements of the Company for the fiscal years ending June 30, 1997 and June 30, 1998. The Company's newly formed Audit Committee has selected Haugen Springer & Company, Certified Public Accountants, located in Denver, Colorado, to replace Sellers & Associates. Sellers & Associates' report on the Company's financial statements for the last two fiscal years did not contain any adverse opinion, or disclaimer of opinion, nor were any such reports modified as to uncertainty, audit scope or accounting principles. Further there have been no disagreements with Sellers & Associates on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreement, if not resolved to the satisfaction of such accountants, would have caused such accountants to make reference to the subject matter of the disagreement(s) in connection with their reference report(s) thereon during the Company's two most recent fiscal years. A copy of the of Sellers & Associates resignation letter appears as Exhibit "F" hereto. The selection of Haugen Springer & Company has been approved by the Board of Directors and is being submitted by the Board for approval by shareholders at the Annual Meeting.

         The affirmative vote of the holders of a majority of the shares voted is required for the approval of the foregoing proposal. The holders of the enclosed proxy will vote to ratify the action of the Board of Directors, unless otherwise directed.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS ITEM 7.

                                  OTHER MATTERS

         Other than the approval of the actions of the officers and directors, during the last two fiscal years, involving borrowings, settling debts, filling Board vacancies and electing officers, the Board of Directors is not aware of any other business that may come before the meeting. However, if additional matters properly come before the meeting, proxies will be voted at the discretion of the proxy holders.

                              SHAREHOLDER PROPOSALS

         Shareholder proposals intended to be presented at the Company's 2000 Annual Meeting of Shareholders must be received by the Company not later than November 1, 1999, at its principal executive offices, 676 Louis Drive, Warminster, Pennsylvania 18974 Attention: Secretary, for inclusion in the Proxy Statement and proxy relating to the 2000 Annual Meeting of Shareholders.

                             ADDITIONAL INFORMATION

           A copy of the Company's Annual Report to shareholders for the fiscal year ended June 30, 1998 accompanies this Notice of Meeting and Proxy Statement. No part of the Annual Report is incorporated herein and no part thereof is to be considered proxy soliciting material.

                                   FORM 10-KSB

         The Company will furnish without charge to each person whose proxy is being solicited, upon written request of any such person, a copy of the Company's Annual Report on Form 10-KSB/A for the fiscal year ended June 30, 1998, as filed with the Securities and Exchange Commission, including the financial statement schedules thereto. The Company will furnish to any such person any exhibit described in the list accompanying the Form 10-KSB, upon the payment, in advance, of reasonable fees related to the Company's furnishing such exhibit(s). Requests for copies of such report and/or exhibit(s) should be directed to Jeffrey L. Wertz, Vice President of Finance, at the Company's principal address.

                            BY ORDER OF THE BOARD OF
                                    DIRECTORS

                       EDWARD C. STANOJEV, JR., PRESIDENT
                                  AND DIRECTOR



APRIL 12, 1999
WARMINSTER, PENNSYLVANIA

                                    EXHIBIT A

RESOLVED, that ARTICLE V - CORPORATE SHARES be deleted in its entirety and amended to read as follows:

                                    ARTICLE V

                                CORPORATE SHARES

                  The aggregate number of shares which the corporation shall have authority to issue is ONE HUNDRED MILLION (100,000,000) shares of common stock, par value $.001 per share, all stock to be of one class, non-assessable with no provisions for cumulative voting or pre-emptive rights.

                                    EXHIBIT B

RESOLVED, that the following ARTICLE XVII - INDEMNIFICATION OF DIRECTORS be incorporated into the Company's Articles of Incorporation, as follows:

                                  ARTICLE XVII

                          INDEMNIFICATION OF DIRECTORS

         In order to induce officers or directors of the Corporation to serve or continue to serve as such, the Corporation shall indemnify and hold harmless each person who shall serve at any time hereafter as a director or officer of the Corporation, and any person who serves at the request of this Corporation as a director or officer of any other corporation, from and against any and all claims and liabilities to which such person shall become subject by reason of his having heretofore or hereafter been a director or officer of the Corporation, or by reason of any action alleged to have been heretofore or hereafter taken or omitted by him as such director or officer, and shall reimburse each such person for all legal and other expenses reasonably incurred by him in connection with any such claim or liability; provided that no person shall be indemnified against, or be reimbursed for, any expenses incurred in connection with any claim or liability (i) in connection with a proceeding by or in the right of the Company in which the Director was adjudged liable to the Company; or (ii) in connection with any proceeding charging that the Director derived an improper personal benefit, whether or not involving action in his official capacity, in which proceeding he was adjudged liable on the basis that he derived an improper personal benefit.

         The rights accruing to any person under the foregoing provisions shall not exclude any other right to which he may be lawfully entitled, nor shall anything herein contained restrict the right of the Corporation to indemnify or reimburse such person in any proper case even though not specifically herein provided for.

                                    EXHIBIT C

RESOLVED, that ARTICLE IX - BOARD OF DIRECTORS be deleted in its entirety and amended to read as follows:

                                   ARTICLE IX

                               BOARD OF DIRECTORS

         (a) The number of directors constituting the whole Board shall be as fixed from time to time by vote of a majority of the whole Board; provided, however, that the number of directors shall not be less than three and that number shall not be reduced so as to shorten the term of any director at the time in office. The number of directors constituting the whole Board shall not be greater than nine until otherwise fixed by a majority of the whole Board in accordance with the preceding sentence.

         (b) The Board shall be divided into three classes, designated Class I, Class II and Class III, as nearly equal in number as the then total number of directors constituting the whole Board permits, with the term of office of one class expiring each year. At the Annual Meeting of Shareholders in 1999, directors of Class I shall be elected to hold office for a term expiring at the next succeeding annual meeting, directors of Class II shall be elected to hold office for a term expiring at the second succeeding annual meeting, and directors of Class III shall be elected to hold office for a term expiring at the third succeeding annual meeting. At each annual meeting of shareholders the successors to the class of directors whose term shall then expire shall be elected to hold office for a term expiring at the third succeeding annual meeting. Any vacancies in the Board of Directors for any reason, and any increase in the directors, may be filled by the Board of Directors, acting by a majority of the directors then in office, or by a sole remaining director. Any directors so chosen shall hold office until the next election of the class for which such directors shall have been chosen and until their successors shall be elected and qualified, subject, however, to prior death, resignation, retirement, disqualification or removal from office. Any newly created or eliminated directorships resulting from an increase or decrease in the authorized number of directors shall be apportioned by the Board of Directors among the three classes of directors so as to maintain such classes as nearly equal as possible.

                                    EXHIBIT D

                              EMPLOYMENT AGREEMENT

         THIS EMPLOYMENT AGREEMENT is made and entered into as of the 25th day of June, 1997, by and between Stansbury Holdings Corporation, a Utah corporation (the "Company"), and James R. Hindman, Ph.D. (the "Executive").

                             PRELIMINARY STATEMENTS:

         A. The Executive has been approved by the Board of Directors (the "Board") as Vice President of the Company.

         B. The Executive is widely regarded as an international expert in the field of commercial vermiculite and possesses extensive knowledge of the vermiculite industry and the ability to apply this knowledge to the business and affairs of the Company, its policies, methods and personnel and industry.

         C. The Board recognizes that the Executive will contribute to the growth and success of the Company and desires to assure the Company of the Executive's employment and to compensate him therefor.

         D. The Board has determined that this Agreement will reinforce and encourage the Executive's attention and dedication to the Company.

         E. The Company acknowledges that the Executive possesses specific intellectual property and assets which are not to be included within the scope of this agreement. These include, but are not limited to, (i) proprietary information, ideas and concepts for new and improved vermiculite products and applications, conceived and considered as part of the Executive's business known as Vermiculite Technologies; (ii) proprietary information obtained, distributed, or documented in the Executive's publication Vermiculite Technology Newsletter; and (iii) interests and ownership positions in certain developmental companies including Resource Vermiculite LLC.

         F. The Executive is willing to make his services available to the Company on the terms and conditions hereinafter set forth.

                                   AGREEMENT:

         NOW, THEREFORE, in consideration of the premises and mutual covenants set forth herein, the parties agree as follows:

         1.       EMPLOYMENT.

                 1.1 GENERAL. The Company hereby agrees to employ the Executive, and the Executive hereby agrees to serve the Company, on the terms and subject to the conditions set forth herein.

                 1.2 DUTIES OF EXECUTIVE. During the term of this Agreement, the Executive shall serve as the Vice President of the Company, shall diligently perform all services as may be assigned to him by the Board, and shall exercise such power and authority as may from time to time be delegated to him by the Board. The Executive shall devote at least twenty (20) hours per week of his time, energy and attention to the business and affairs of the Company, render such services to the best of his ability, and use his best efforts to promote the interests of the Company.

         2. TERM.

                 2.1 INITIAL TERM. The initial term of this Agreement and the employment of the Executive hereunder shall be for the period from the date hereof through December 31, 1997 (the "Initial Term"), unless sooner terminated in accordance with the terms and conditions hereof.

                 2.2 RENEWAL TERMS. The Initial Term of this Agreement, and the employment of the Executive hereunder, may be renewed and extended for such period or periods as may be mutually agreed to by the Company and the Executive in a written supplement to this Agreement signed by the Executive and the Company (the "Written Supplement"). If this Agreement is not so renewed and extended the employment of the Executive hereunder, shall automatically terminate upon the expiration of the Initial Term.

         3. COMPENSATION.

                  3.1 BASE SALARY. The Executive shall receive a base salary at the following annual rates (the "Base Salary") during the Initial Term of this
Agreement:

                           PERIOD                       BASE SALARY
                           ------                       ------------
                      6/1/97 - 12/31/97                    $36,000

The Base Salary shall be payable in equal installments consistent with the Company's normal monthly payroll schedule, subject to applicable withholding and other taxes. If the term of this Agreement shall be renewed and extended as provided in Section 2.2 hereof, then during such renewal term of this employment hereunder the Executive shall be paid a base salary as set forth in the Written Supplement.

                  3.2 INCENTIVE COMPENSATION - STOCK PARTICIPATION PROGRAM.

                           (a) In addition to the Base Salary, the Executive
shall be entitled to receive as additional compensation (the "Incentive Compensation - Stock Participation Program") for the attainment of specific goals, as set forth in Exhibit "A" attached hereto, during the term of the Executive's employment hereunder, a total of 500,000 shares of the Company's common stock (the "Shares") to be issued in increments of 100,000 each upon the completion of each of the following criteria: (i) the execution of the employment agreement; (ii) entering into an agreement directly with the claim owners or through Resource Vermiculite LLC which will allow Stansbury immediate access to the mine and mill for the production of vermiculite concentrates;
(iii)
commencement of production from the Elk Gulch mine and mill by Stansbury Holdings, with "production" being defined as the mining and milling of vermiculite ore to produce sufficient concentrated and sized vermiculite to be marketed in truck load and rail car load quantities; (iv) entering into an agreement with the HPS claim owners which will allow for the long term access to the Elk Gulch mine and mill; and (v) the successful modification of mill circuitry to allow for a potential mill production capacity of 25,000 tons per year based on a full year production schedule.

                           (b) For purposes of this Agreement, the Shares
(Incentive Compensation) shall be deemed earned by the Executive as of the completion dates of tasks (i) through (v) in Section 3.2 (a), all of such being Shares duly authorized, validly issued, fully paid and non-assessable. The Company agrees to register the Shares within a period of 90 days subsequent to the date the Shares are so issued. The Company further agrees to remain in good standing pursuant to Section 12(g) of the Securities Exchange Act of 1934, and to keep all reports and filings required to be made with the Securities and Exchange Commission current. Any termination of this Agreement by the Company prior to the expiration if its stated term as provided in paragraph 2 hereof shall not affect or in any way impair the Executive's right (or those of his transferees) to sell or otherwise dispose of such Shares.

                           (c) The Company shall permit the Executive or his
designated representative, on reasonable advance notice, from time to time to review the Company's books and records relevant to the calculation of the Incentive Compensation. The Executive shall bear the entire cost of such review.

         4. EXPENSE REIMBURSEMENT AND OTHER BENEFITS.

                  4.1 EXPENSE REIMBURSEMENT. The Executive shall be entitled to reimbursement by the Company for all reasonable business expenses incurred by him in connection with the performance of his duties hereunder; provided, however, that such entitlement is conditioned upon the Executive providing the Company with appropriate documentation of such expenses in accordance with Company policy.

                  4.2 OTHER BENEFITS. The Executive shall be entitled to participate in all medical, hospitalization, disability and group life insurance plans, and any and all other employee benefit plans, as are presently and hereafter provided by the Company to its executives. The Executive shall be entitled to four weeks vacation per year in accordance with the Company's prevailing policy for its executives; provided, however, that in no event may a vacation be taken when to do so could reasonably be expected to materially and adversely affect the Company's business and unused vacation time shall not be carried over to any subsequent year. Notwithstanding the foregoing, the Executive shall be entitled to employee benefits which are no less favorable than those currently provided to him by the Company.

                 4.3 WORKING FACILITIES. The Company shall utilize the Executive's existing office, secretarial help and other facilities and services currently available to him ; the Company shall not be required to provide rent, additional staff wages or utilities at this time. It is contemplated that as the Company moves from the developmental stage to an operational phase (defined as the commencement of vermiculite mining and milling to produce saleable product), existing facilities will change and the Company will assume the expense thereof.

         5. TERMINATION.

                  5.1 TERMINATION FOR CAUSE. The Company shall at all times have the right, upon written notice to the Executive, to terminate the Executive's employment hereunder for Cause (as hereinafter defined). For purposes of this Agreement, the term "Cause" shall mean (a) a willful breach by the Executive of any of the material terms or provisions of this Agreement, (b) the conviction of the Executive of a felony, (c) commission by the Executive of an act or acts involving fraud, embezzlement, misappropriation, theft, breach of fiduciary duty or dishonesty against the property or personnel of the Company, or (d) willful or reckless conduct by the Executive which the Board in good faith determines could reasonably be expected to have a material adverse effect on the business, assets, properties, results of operations, financial condition or prospects of the Company. Upon any termination pursuant to this Section 5.1, the Executive shall be entitled to be paid any unpaid amounts of his Base Salary or $72,000 per year, which ever is greater, which accrued through the date of termination and the Company shall have no further liability under this Agreement (other than for reimbursement for reasonable business expenses incurred prior to the date of termination, subject, however to the provisions of Section 4.1).

                  5.2 DISABILITY. The Company shall at all times have the right, upon written notice to the Executive, to terminate the Executive's employment hereunder, if the Executive shall, as the result of mental or physical incapacity, illness or disability, become unable to perform his duties hereunder for in excess of 60 consecutive calendar days or 90 calendar days in any 12-month period. Upon any termination pursuant to this Section 5.2, (a) the Company shall pay to the Executive (i) immediately any unpaid amounts of his Base Salary or $72,000 per year, which ever is greater, accrued through the effective date of termination, plus (ii) in accordance with Section 3.2(b), an amount earned through the date of termination but unpaid pursuant to the Incentive Compensation - Stock Participation Program, and (b) the Company shall have no further liability under this Agreement (other than for reimbursement for reasonable business expenses incurred prior to the date of termination, subject, however, to the provisions of Section 4.1).

                  5.3 DEATH. In the event of the death of the Executive during the term of his employment hereunder, (a) the Company shall pay to the deceased Executive's designated beneficiary or, if no beneficiary has been designated, the deceased Executive's estate (i) immediately any unpaid amounts of his Base Salary accrued through the effective date of termination, plus (ii) in accordance with Section 3.2(b), an amount earned through the date of termination but unpaid pursuant to the Incentive Compensation - Stock Participation Program, and (b) the Company shall have no further liability under this Agreement (other than for reimbursement for reasonable business expenses incurred prior to the date of termination, subject, however, to the provisions of Section 4.1).

         5.4 TERMINATION WITHOUT CAUSE.

                  Effective at any time at least one year after the commencement of the Executive's employment hereunder, the Company shall have the right to terminate the Executive's employment hereunder without cause upon at least 90 days' prior written notice to the Executive; provided, however, that the Company shall pay to the Executive (i) on the effective date of termination specified in the notice, any unpaid Base Salary accrued through the effective date of termination, (ii) if the Company has selected a Non-competition Period (as defined in Section 6.1) in its notice of termination, his then-effective Base Salary or $72,000 per year, which ever is greater, in equal installments consistent with the Company's normal payroll practices, from such termination date until the end of the Non-competition Period, and (iii) in accordance with
Section 3.2(b), an amount earned through the date of termination but unpaid pursuant to the Incentive Compensation - Stock Participation Program, and (b) the Company shall have no further liability under this Agreement (other than for reimbursement for reasonable business expenses incurred prior to the date of termination, subject, however, to the provisions of Section 4.1).

                  5.5 TERMINATION BY THE EXECUTIVE. Effective at any time at least one year after the commencement of the Executive's employment hereunder, the Executive shall have the right to terminate his employment hereunder upon at least 90 days prior written notice to the Company. In the event of such termination, the Company shall pay to the Executive (i) on the effective date of termination specified in the notice, any unpaid Base Salary accrued through the effective date of termination, plus (ii) in accordance with Section 3.2(b), an amount earned through the date of termination but unpaid pursuant to the Incentive Compensation - Stock Participation Program, and (b) the Company shall have no further liability under this Agreement (other than for reimbursement of reasonable business expenses incurred prior to the date of termination, subject, however to the provisions of Section 4.1).

                  5.6 EXPIRATION OF INITIAL TERM AND NON-COMPETITION PERIOD. In the event that the Executive's employment hereunder is terminated by reason of the expiration of the Initial Term, the Company may, pursuant to written notice to the Executive given at least 90 days prior to the expiration of the Initial Term, require the Executive to submit to a Non-competition Period of up to one year, in which case the Company shall continue to pay to the Executive his then-effective Base Salary or $72,000 per year, which ever is greater, from the expiration of the Initial Term until the end of the Non-competition Period, in equal installments consistent with the Company's normal payroll practices. Upon such expiration and receipt of such payments described in the preceding sentence, together with the payment of any unpaid amounts pursuant to the Incentive Compensation - Stock Participation Program through the expiration of the Initial Term, the Company shall have no further liability under this Agreement (other than for reimbursement for reasonable business expenses incurred prior to the date of expiration, subject, however, to the provisions of
Section 4.1).

         6. RESTRICTIVE COVENANTS.

                  6.1 NON-COMPETITION. While employed by the Company and during the Non-competition Period (as hereinafter defined) and with the exception(s) specified in Section E of the Preliminary Statements, the Executive shall not, directly or indirectly, engage in or have any interest in any sole proprietorship, partnership, corporation or business or any other person or entity other than the Company, its subsidiaries or affiliates (whether as an employee, officer, director, partner, agent, security holder, creditor, consultant or otherwise) unless the Executive receives appropriate authorization from the Company allowing such interest or employment, and that directly or indirectly engages in the manufacture, import, design, merchandising and/or marketing of products competitive with the products then offered for sale by the Company anywhere the Company's products are then offered for sale (as may reasonably be determined by the Company to be the appropriate geographical market(s) for such products); provided, however, that nothing contained herein shall be deemed to prevent or restrict the Executive from owning up to 4.9% of the shares of any class of capital stock of any corporation whose shares are listed on a national securities exchange or are regularly traded in the over-the-counter market; provided that the Executive does not actively participate or engage in the conduct of the business of any such other corporation. For purposes of this Section 6.1, the term "Non-competition Period" shall mean (a) in the event the Executive's employment is terminated pursuant to
Section 5.2, 5.4 or 5.6, the non-competition period, if any, selected by the Company in its notice to the Executive, which period may not exceed one year following the effective date of such termination, (b) in the event the Executive's employment is terminated pursuant to Section 5.5, the period beginning on the effective date of such termination and ending one year thereafter, or (c) in the event the Executive's employment hereunder is terminated pursuant to Section 5.1 a period of two years following the date his employment is terminated. The Company specifically acknowledges exceptions of those interests disclosed by employee in Section E of the Preliminary Statements.

                  6.2 NONDISCLOSURE. The Executive shall not divulge, communicate, or use to the detriment of the Company or for the benefit of any other person or persons, or misuse in any way, any confidential information pertaining to the business of the Company. For purposes hereof, "confidential information" means information, including but not limited to, technical or non-technical data, a formula, pattern, compilation, program, device, method, technique, drawing, process, financial data, or list of actual or potential customers or suppliers, that: (i) is sufficiently secret to derive economic value, actual or potential, from not being generally known to other persons who can obtain economic value from its disclosure or use; and (ii) is the subject of efforts that are reasonable under the circumstances to maintain its secrecy or confidentiality. Any confidential information now known which was provided by the Company or hereafter acquired by the Executive with respect to the business of the Company shall be deemed a valuable, special and unique asset of the Company that is received by the Executive in confidence and as a fiduciary, and the Executive shall remain a fiduciary to the Company with respect to all of such information.

                 6.3 NON-SOLICITATION OF EMPLOYEES AND CUSTOMERS. While employed by the Company and for two years following the termination of his employment for any reason, the Executive shall not, directly or indirectly, for himself or for any other person, firm, corporation, partnership, association or other entity, attempt to employ or enter into any contractual arrangement with any employee or former employee of the Company, unless such employee or former employee has not been employed by the Company for a period in excess of one year.

                 6.4 BOOKS AND RECORDS. All books, records and accounts relating in any manner to the business, customers, suppliers or clients of the Company and all other documents, disks, software or other items containing confidential information relating to the Company, whether prepared by the Executive or otherwise coming into the Executive's possession, shall be the exclusive property of the Company and shall be returned immediately, together with any copies, to the Company on termination of the Executive's employment hereunder or on the Company's request at any time.

         7. INJUNCTION. It is recognized and hereby acknowledged by the parties hereto that a breach by the Executive of any of the covenants contained in
Section 6 of this Agreement will cause irreparable harm and damage to the Company, the monetary amount of which may be virtually impossible to ascertain. As a result, the Executive recognizes and hereby acknowledges that the Company shall be entitled to an injunction from any court of competent jurisdiction enjoining and restraining any violation of any or all of the covenants contained in Section 6 of this Agreement by the Executive or any of his affiliates, associates, partners or agents, either directly or indirectly, and that such right to injunction shall be cumulative and in addition to whatever other remedies the Company may possess.

         8. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Montana.

         9. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and, upon its effectiveness, shall supersede all prior agreements, understandings and arrangements, both oral and written, between and among the Executive and the Company (or any of their affiliates) with respect to such subject matter. Except for the obligation to pay any accrued but unpaid salary and expense reimbursements in the ordinary course of business due the Executive, all such prior agreements, understandings and arrangements for the provision of services by the Executive to the Company and/or any of its affiliates and the compensation of the Executive in any form shall automatically terminate upon the execution of this Agreement, and each party shall thereupon and thereby, without any further action, release and forever discharge the other (and the other's affiliates) from any and all liabilities and obligations of any nature arising out of or in connection with any and all such prior agreements, understandings or arrangements. This Agreement may not be modified in any way unless by a written instrument signed by both the Company and the Executive.

         10. NOTICES. Any notice required or permitted to be given hereunder shall be deemed given when delivered by hand, by facsimile or three business days after being deposited in the United States mail, by registered or certified mail, return receipt requested, postage prepaid, (i) if to the Company, to the address of its principal offices in Virginia Beach, Virginia, and (ii) if to the Executive, to his address as reflected on the payroll records of the Company, or to such other address as either party hereto may from time to time give notice of to the other.

         11. BENEFITS; BINDING EFFECT. This Agreement shall be for the benefit of and binding upon the parties hereto and their respective heirs, personal representative, legal representatives, successors and, any successor to the Company, whether by merger, consolidation, sale of stock, sale of assets or otherwise; provided, however, that under no circumstances may the Executive delegate his employment obligations hereunder or any portion thereof.

         12. SEVERABILITY. The invalidity of any one or more of the words, phrases, sentences, clauses or sections contained in this Agreement shall not affect the enforceability of the remaining portions of this Agreement or any part thereof, all of which are inserted conditionally on their being valid in law, and, in the event that any one or more of the words, phrases, sentences, clauses or sections contained in this Agreement shall be declared invalid, this Agreement shall be construed as if such invalid word or words, phrase or phrases, sentence or sentences, clause or clauses, or section or sections had not been inserted. If such invalidity is caused by length of time or size of area, or both, the otherwise invalid provision will be considered to be reduced to a period or area which would cure such invalidity.

         13. WAIVER. The waiver by either party hereto of a breach or violation of any term or provision of this Agreement shall not operate nor be construed as a waiver of any subsequent breach or violation.

         14. DAMAGES; PREVAILING PARTY. Nothing contained herein shall be construed to prevent the Company or the Executive from seeking and recovering from the other damages sustained by either or both of them as a result of its or his breach of any term or provision of this Agreement. If there is any legal action or proceeding to enforce or interpret any provision of this Agreement or to protect or establish any right or remedy of any party, the nonprevailing party to such action or proceeding shall pay to the prevailing party all costs and expenses, including reasonable attorneys' fees and costs, incurred by such prevailing party in such action or proceeding, in enforcing its judgment, and in connection with any appeal from such judgment. Reasonable attorneys' fees and costs incurred in enforcing any judgment or in connection with any appeal shall be recoverable separately from and in addition to any other amount included in such judgment. The prevailing party's rights under this Section 14 shall not merge into any judgment and shall survive until all such fees and costs have been paid. The parties consent and agree to submit to the exclusive jurisdiction of the courts located in Beaverhead County, Montana, with respect to any litigation arising hereunder, and each party hereby waives any objection it might have to venue in any such court.

         15. SECTION HEADINGS. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         16. NO THIRD PARTY BENEFICIARY. Nothing expressed or implied in this Agreement is intended, or shall be construed, to confer upon or give any person other than the Company, the parties hereto and their respective heirs, personal representatives, legal representatives, successors and assigns, any rights or remedies under or by reason of this Agreement.

         17. SUBSIDIARIES. All references to the "Company" in this Agreement, including but not limited to those in Section 6, shall be deemed to include any and all of the Company's direct and indirect subsidiaries to the extent the context may require.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

                                              [COMPANY]

                                              STANSBURY HOLDINGS CORPORATION

                                              By:______________________________
                                                 Dr. Martin Peskin, Chairman of
                                                 the Board of Directors


                                              [EXECUTIVE]

                                              _________________________________
                                              James R. Hindman, Ph.D.

                                    EXHIBIT A

                            JAMES R. HINDMAN, PH.D.
                              EMPLOYMENT AGREEMENT

              INCENTIVE COMPENSATION - STOCK PARTICIPATION PROGRAM

         In addition to the Base Salary, the Executive shall be entitled to receive additional compensation; a total of 500,000 shares to be issued in increments of 100,000 each upon the completion of each of the following goals, i.e., (i) the execution of the employment agreement; (ii) entering into an agreement directly with the claim owners or through Resource Vermiculite LLC which will allow Stansbury immediate access to the mine and mill for the production of vermiculite concentrates with "production" being defined as the mining and milling of vermiculite ore to produce sufficient concentrated and sized vermiculite to be marketed in truck load and rail car load quantities;
(iii) commencement of production from the Elk Gulch mine and mill by Stansbury Holdings; (iv) entering into an agreement with the HPS claim owners for which will allow for the long term access to the Elk Gulch mine and mill; and (v) the successful modification of mill circuitry to allow for a potential mill production capacity of 25,000 tons per year based on a full year production schedule.

         For purposes of this Agreement, the Shares (Incentive Compensation) shall be deemed earned by the Executive as of the date issued, all of such being Shares duly authorized, validly issued, fully paid and non-assessable. The Company agrees to register the Shares within a period of 90 days subsequent to the date the Shares are so issued. The Company further agrees to remain in good standing pursuant to Section 12(g) of the Securities Exchange Act of 1934, and to keep all reports and filings required to be made with the Securities and Exchange Commission current. Any termination of this Agreement by the Company prior to the expiration if its stated term as provided in paragraph 2 hereof shall not affect or in any way impair the Executive's right (or those of his transferees) to sell or otherwise dispose of such Shares.

         The Company shall permit the Executive or his designated representative, on reasonable advance notice, from time to time to review the Company's books and records relevant to the calculation of the Incentive Compensation. The Executive shall bear the entire cost of such review.

EXHIBIT E

STANSBURY HOLDINGS CORPORATION 1999 STOCK OPTION PLAN

Article I

1.1 Name and Purpose. The name of this Plan is the "Stansbury Holdings Corporation 1999 Stock Option

Plan" (the "Plan"). Its purpose is (a) to maximize the long-term success of Stansbury Holdings Corporation (the "Company"), (b) to ensure a balanced emphasis on both current and long-term performance, (c) to enhance Participants' identification with shareholders' interests, and (d) to facilitate the attraction and retention of key individuals with outstanding ability.

1.2 Definitions. Whenever used in the Plan, the following terms shall have the meaning set forth below:

(a) "Board of Directors" or "Board" shall mean the Board of Directors of Stansbury Holdings Corporation as constituted from time to time

(b) "Change of Control" shall have the meaning ascribed by Section 5.5 hereof.

(c) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

(d) "Common Stock" shall mean the common voting shares of the Company.

(e) "Committee" shall mean the Compensation Committee of the Board or such other committee or subcommittee of the Board as may have been or may be designated or appointed by the Board.

(f) "Company" shall mean Stansbury Holdings Corporation or any successor thereto.

(g) "Control Transaction" shall have the meaning ascribed by Section 5.5 hereof.

(h) "Disability" shall mean total and permanent disability as defined in Code
Section 22(e).

(i) "Employee" shall mean any person who is currently a common law employee of the Company or any of its Subsidiaries.

(j) "Effective Date" shall mean the date the Plan is adopted by the Board, subject to approval by the shareholders of the Company at a meeting held within twelve (12) months following the date of adoption by the Board.

(k) "Fair Market Value" or "FMV" shall mean the fair market value of the Common Stock, which shall be determined as Follows:

(i) if the Common Stock is listed on any established stock exchange or a national market system, including, without limitation, the NASDAQ National Market, its fair market value shall be the average, over the twenty (20 ) trading days preceding the date of the grant of an option, of the closing selling prices for such stock on the principal securities exchange or national market system on which the Common Stock is at the time listed for trading. If there are no sales of Common Stock on any of those dates, then the closing selling price for the Common Stock on the next preceding day for which such closing selling price is quoted shall be deemed to be the fair market value; or

(ii) If the Common Stock is not traded on an exchange or a national market system, its Fair Market Value shall be determined in good faith by the Committee, possibly based upon, but not limited to, a fair market value concept averaged over the twenty (20) trading days preceding the date of the grant of an option or other relevant date, and such determination shall be conclusive and binding on all persons.

In no event shall the Fair Market Value equal less than the par value of the Common Stock.


(l) "Incentive Stock Option" shall mean a stock option within the meaning of
Section 422 of the Code granted pursuant to Section 4.1 hereof.

(m) "Nonqualified Stock Option" shall mean an Option, other than an Incentive Stock Option, granted pursuant to Section 4.1 hereof.

(n) "Option" shall mean individually and collectively, an Incentive Stock Option and Nonqualified Stock Option to purchase Common Stock.

(o) "Option Price" shall mean the price per share of Common Stock set by the Committee upon the grant of an Option.

(p) "Parent" shall mean any corporation which qualifies as a parent of the Company under the definition of "parent corporation" under Code Section 424(c).

(q) "Participant" shall mean any person who satisfies the criteria set forth in
Article III hereof.

(r) "Person" shall mean any individual, partnership, association, corporation, trust, or other legal entity.

(s) "Separation Date" shall mean, as determined by the Committee, the date on which a Participant's Service as a member of the Board terminates or employment with the Company or a Subsidiary terminates for reasons other than transfer of employment to a Parent or Subsidiary. Whether any leave of absence shall constitute termination of employment for purposes of this Plan shall be determined in each case by the Committee at its sole discretion.

(t) "Subsidiary" shall mean a subsidiary corporation of the Company as defined in Code Section 424(f).

(u) "Termination for Cause" shall mean the termination of the Participant's employment with the Company for any of the following reasons. (I) any act of malfeasance or wrongdoing affecting the company, its Parent or Subsidiaries,
(ii) the breach of any covenant not to compete, or employment contact, with the Company, its Parent or Subsidiaries, or (iii) engaging in any other conduct which would warrant Participant's discharge for cause, excluding general dissatisfaction with the performance of Participant's duties, but including any act of disloyalty or conduct clearly tending to bring discredit upon the Company, its Parent or Subsidiaries.

Where the context requires, words in the masculine gender shall include the feminine and neuter genders, words in the singular shall include the plural, and words in the plural shall include the singular.

1.3 Plan Duration. The Plan shall remain in effect for ten (10) years from the Effective Date or until terminated by the Board, whichever comes first.

ARTICLE II

2.1 Plan Administration.

(a) The Plan shall be administered by the Committee. The Committee is authorized to establish such rules and to appoint such agents as it deems appropriate for the proper administration of the Plan, and to make such determinations (which shall be sufficiently evidenced if set forth in any written action of the Committee or in any written stock option agreement approved by the committee) and to take such steps in connection with the Plan or the benefits provided hereunder as it deems necessary or advisable. The Committee also is authorized to delegate administrative functions to others to the extent such action is not inconsistent with the express provisions of this Plan.

(b) The Committee shall have the authority, in its sole discretion and from time to time to take the following actions:

(i) Select those individuals who meet the participation requirements of the Plan,

(ii) Grant Options provided by the Plan in such form and amount as the Committee shall determine;

(iii) Impose such limitations, restrictions and conditions upon any such Options as the Committee shall deem appropriate; and

(iv) Interpret the Plan, adopt, amend and rescind rules and regulations related to the Plan, and make all other determinations and take all other action necessary or advisable for the implementation and administration of the Plan.


ARTICLE III


3.1 Eligibility. The Participants in the Plan shall be selected by the Committee from the directors of the Company and the officers and key Employees of the Company or its Subsidiaries who occupy responsible managerial, professional or advisory positions and who have the capability of making a substantial contribution to the success of the Company. In making this selection and in determining the form and amount of Option, the Committee shall consider any factors deemed relevant, including the individuals functions, responsibilities, value of service to the Company or its Subsidiaries and past and potential contributions to the Company's profitability and sound growth. Participants who are not otherwise Employees may receive Nonqualified Stock Options but may not receive Incentive Stock Options under the Plan.


ARTICLE IV


4.1 Options. The Committee shall determine the forms and amounts of Options for Participants. All Options shall be subject to the terms and conditions of the Plan and to such other terms and conditions consistent with the Plan as the Committee deems appropriate. Options under the Plan need not be uniform and Incentive Stock Options and Nonqualified Stock Options may be granted in one agreement. Options may take the following forms, in the Committee's sole discretion:

(a) Incentive Stock Options.

(i) The Committee may grant Incentive Stock Options within the meaning of Code
Section 422 to purchase Common Stock. In addition to other restrictions contained in the Plan, an Incentive Stock Option (1) shall not be exercised more than ten (10) years following the date of grant, (2) shall not have an Option Price less than the FMV of Common Stock on the date Incentive Stock Option is granted, (3) shall otherwise comply with Code Section 422, and (4) shall be designated in writing as an "Incentive Stock Option" by the Committee. The date an Incentive Stock Option is granted shall mean the date selected by the Committee as of which the Committee allots a specific number of shares to a Participant pursuant to the Plan Notwithstanding the foregoing, The Option Price of an Incentive Stock Option granted to any owner of 10% or more of the total combined voting power of the Company, its Parent or Subsidiaries shall be no less than 110% of FMV and such Option shall not be exercisable after the expiration of five years from the date of its grant. No Incentive Stock Option shall be granted to any Participant who is not otherwise an Employee.

(ii) The grant of an Incentive Stock Option shall be evidenced by a written Incentive Stock Option Agreement, executed by the Company and the holder of an Incentive Stock Option, stating the number of shares of Common Stock subject to the Incentive Stock Option evidenced thereby, and in such form as the Committee may from time to time determine.

(b) Nonqualified Stock Options.

(i) The Committee may grant Nonqualified Stock Options to purchase Common Stock which are not intended to qualify as Incentive Stock Options under Code 422 and which are designated in writing be the Committee as "Nonqualified Stock Options." At the time of the grant, the Committee shall determine the Option exercise period, the Option Price, and such other conditions or restrictions on the exercise of the Nonqualified Stock Option as the Committee deems appropriate.

(ii) The Committee shall cause the Company to enter into a written Nonqualified Stock Option Agreement with the Participant stating that the Options are Nonqualified Stock Options, the number of shares of Common Stock subject to the Nonqualified Stock Option, any conditions and restrictions on the exercise of the Option imposed by the Plan and the Committee, and in such form as the Committee shall from time to time determine.


4.2 Option Exercise. Except as otherwise provided in Article V hereof, an Incentive Stock Option may not be exercised at any time unless the holder thereof is then an Employee of the company, its Parent or Subsidiary. Options may be exercised in whole at any time, or in part from time to time, with respect to whole shares only, within the period permitted for the exercise thereof, and shall be exercised by written notice of intent to exercise the Option with respect to a specified number of shares delivered to the Company's Secretary at the Company's principal office, and payment in full to the Company at said office of the amount of the Option Price for the number of shares of Common Stock with respect to which the Option is then being exercised. In addition to and at the time of payment of the Option Price, the Participant shall pay to the Company in cash or in Common Stock, the full amount, if any, that the Company is required to withhold or pay under Federal or State Law with respect to the exercise of the Option. Alternatively, the number of shares delivered by the Company upon exercise of the Option shall be appropriately reduced to reimburse the Company for such payment.

4.3 Payment. Payment of the purchase price upon exercise of any Option granted under this Plan shall be made in cash or by optionee's personal check, certified check or bank draft, payable to the order of the Company in lawful money of the United States, provided however, that the Committee, in its sole discretion, may permit an optionee to pay the Option Price in whole or in part (a) with shares of

Common Stock owned by the optionee or with shares of Common Stock withheld from the shares otherwise deliverable to the optionee upon exercise of an Option (in each case only to the extent that such an exercise of the Option would not result in an accounting compensation charge with respect to the shares used to pay the Option Price), (b) by delivery on a form prescribed by the Committee of an irrevocable direction to a securities broker approved by the Committee to sell shares of Common Stock and deliver all or a portion of the proceeds to the Company in payment for the Common Stock, (c ) by delivery of the optionee's promissory note with such recourse, interest, security, and redemption provisions as the Committee in its discretion determines appropriate, or

(d) in any combination of the foregoing. Any such alternative permissible methods of exercise of any Incentive Stock Option shall be set forth in the stock option agreement relating to such Incentive Stock Option. In the event the Option Price is paid in whole or in part with shares of Common Stock such shares shall be valued at their FMV as of the date of exercise of the Option. Such shares shall be delivered along with any portion to be paid in cash or by promissory note within (5) days after the date of exercise. If the Participant fails to pay the Option Price within such five (5) day period, the Committee shall have the right to take whatever action it deems appropriate, including terminating the Option or voiding the exercise of the Option. The Company shall not issue or transfer Common Stock upon the exercise of an Option until the Option Price is paid in full.


ARTICLE V


5.1 Termination of Employment or Service as a Director. Except as provided in this Article V or except as otherwise determined by the Committee, all Options under the Plan shall terminate upon the termination of the Participant's employment or services as a director of the Company as of the Participant's Separation Date.

5.2 Death of a Participant. In the event of the death of a Participant prior to the exercise of all Options granted to such Participant, all unexercised Options shall become immediately exercisable and the administrator of the deceased Participant's estate, the executor under his or her will, or the person(s) to whom the Options shall have been validly transferred by such executor or administrator pursuant to the will or laws of intestate succession shall have the right, within one year from the date of such Participant's death, but not beyond the expiration date of the Options, to exercise such Options.

5.3 Retirement or Termination.

(a) In the event of termination of a Participant's employment or service as a director of the Company prior to the exercise of all Incentive Stock Options granted to the Participant, such Participant shall have the right, within (3) months of his Separation Date, but not beyond the expiration date of such Options, to exercise such Incentive Stock Options to the extent exercisable on his Separation Date.

(b) In the event of the termination of a Participant's employment or service as a director of the Company prior to the exercise of all Nonqualified Stock Options granted to the Participant, such Participant shall have the right, within three (3) months of his Separation Date, but not beyond the expiration date of such Nonqualified Stock Options, to exercise such Nonqualified Stock Options to the extent exercisable on his Separation Date.


5.4 Disability.

(a) In the event of the termination of a Participant's employment by Disability prior to the exercise of all

Incentive Stock Options granted to the Participant, all unexercised Incentive Stock Options shall become immediately exercisable and such Participant or his legal representative shall have the right, within twelve (12) months of his Separation Date, but not beyond the expiration date of such Incentive Stock Options, to exercise such Incentive Stock Options.

(b) In the event of the termination of a Participant's employment by Disability prior to the exercise of all Nonqualified Stock Options granted to the Participant, all unexercised Nonqualified Stock Options shall become immediately exercisable and such Participant or his legal representative shall have the right, within twelve (12) months of his Separation Date, but not beyond the expiration date of such Nonqualified Stock Options, to exercise such Nonqualified Stock Options.

5.5 Change of Control.

(a) For purposes of this Section 5.5, a "Change of Control" shall be deemed to occur upon

(i) the direct or indirect acquisition by any Person or related group of Persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of securities possessing more than fifty (50%) of the total combined voting power of the Company's outstanding Common Stock, or

(ii) a change in the composition of the Board over a period of thirty-six (36) months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership or by one or more actions by written consent of shareholders, to be comprised of individuals who either
(1) have been Board members continuously since the beginning of such period or
(2) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (1) who were still in office at the time such election or nomination was approved by the Board.

(b) For purposes of this Section 5.5, a "Corporate Transaction" shall be deemed to occur upon any of the following transactions to which the Company is a party:

(i) approval by the Company's shareholders of a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated.

(ii) approval by the Company's shareholders of the sale, transfer or other disposition of all or substantially all of the assets of the Company (including the capital stock of the Company's subsidiary corporations) in connection with a complete liquidation or dissolution of the Company, or

(iii) approval by the Company's shareholders of any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty (50%) of the total combined voting power of the Company's outstanding securities are transferred to a Person or Persons different from those who held such securities immediately prior to such merger

(c) In its discretion, the Committee may provide in any stock option agreement (or in an amendment thereto) evidencing an Option hereunder that, in the event of any Corporate Transaction or an event giving rise to a Change of Control, any outstanding options covered by such an agreement shall be fully vested, nonforfeitable and become exercisable as of the date of the Change of Control or Corporate Transaction or as otherwise determined in accordance with this Section 5.5(c). However, the committee may provide in any such agreement that, in the case of a Corporate Transaction, the Committee may determine that an outstanding Option will not be so accelerated if and to the extent (i) such Option is either to be assumed by the successor or parent thereof or to be replaced with a comparable Option to purchase shares of the capital stock of the successor corporation or parent thereof, or (ii) such Option is to be replaced with a cash incentive program of the successor corporation that preserves the option spread existing at the time of the Corporate Transaction and provides for subsequent payment in accordance with the same vesting schedule applicable to such Option. Any stock option agreement incorporating a Change in Control or Corporate Transaction acceleration provision shall provide that, with respect to any Corporate Transaction described in clauses (i) or (ii) of Section 5.5(b) above, the Committee may, upon no less than 60 days notice to the optionee (an "Acceleration Notice") determine that such optionee's Options will terminate as of the effective date of such Corporate Transaction, in which event such Options shall be fully vested, nonforfeitable and become exercisable immediately as of the date of such Acceleration Notice.

(d) If the Committee determines to incorporate a Change in Control or Corporate Transaction acceleration provision in any option agreement hereunder, the agreement shall provide that, (i) in the event of a Change in Control or Corporate Transaction described in clauses (a)(i), (a)(ii) and (b)(iii) of section 5.5 above or in the event the Acceleration Notice is not timely given, the Option shall remain exercisable for the remaining term of the Option notwithstanding the provisions of Article V hereof or any corresponding provisions of the stock option agreement, subject to any limitations thereto which may be applicable to Incentive Stock Options and (ii) in the event of a Corporate Transaction described in clauses (b)(i) and (b)(ii) of Section 5.5 above, which is proceeded by a timely Acceleration Notice, the Option shall terminate as of the effective date of the Corporate Transaction described therein. In no event shall any Option under the Plan be exercised after the expiration of the term provided for in the related stock option agreement.

(e) The Committee may provide in any option agreement hereunder that, should the company dispose of its equity holdings in any subsidiary corporation effected by
(i) merger or consolidation involving that subsidiary; (ii) the sale of all or distribution of substantially all of the assets of that subsidiary; or (iii) the Company's sale of a distribution to shareholders of substantially all of the outstanding capital stock of such subsidiary ("Subsidiary Disposition") while a holder of the Option is engaged in the performance of services for the affected subsidiary corporation, then such Option shall, immediately prior to the effective date of such Subsidiary Disposition, become fully exercisable with respect to all of such shares at the time represented by such Option and may be exercised with respect to any or all of such shares. Any such Option shall remain so exercisable until the expiration or sooner termination of the term of the Option.

ARTICLE VI

6.1 Limitation of Shares of Common Stock Available under the Plan.

(a) Shares of stock which may be issued under the Plan shall be authorized and unissued or treasury shares of Common Stock. The total number of shares of Common Stock available to be granted by the Committee as Options to the Participants under the Plan, shall not exceed 3,500,000 shares (which number may be increased by the Committee without shareholder approval, to reflect adjustments pursuant to section 7.1 below).

(b) The grant of Incentive Stock Options and Nonqualified Stock Options shall reduce the available shares by the number of shares subject to such Options.

(c) The lapse or cancellation of an Incentive Stock Option or Nonqualified Stock Option shall increase the available shares by the number of shares released form such Option.

ARTICLE VII


7.1 Adjustment Upon Changes in Capitalization. In the event of any change in the outstanding Common Stock by reason of a stock dividend or distribution, recapitalization, merger, consolidation, split-up, combination, exchange of shares or the like, the Committee may appropriately adjust the number and kind of shares which may be issued under the Plan, the number and kind of shares subject to Options theretofore granted under the Plan, the Option Price of Options theretofore granted under the Plan, and any and all other matters deemed appropriate by the committee.


ARTICLE VIII


8.1 Employment. The establishment of the Plan and Options hereunder shall not be construed as conferring on any Participant any right to continued employment, and the employment of any Participant may be terminated without regard to the effect which such action might have upon him/her as a Participant.

8.2 Rights as a Shareholder. The recipient of any Option under the Plan shall have no rights as a shareholder with respect thereto unless and until certificates for shares of Common Stock are issued to him.

8.3 Non-Assignability. During the life of the Participant, Options awarded under this Plan shall be exercisable only by such person or by such person's guardian or legal representative.

8.4 Shareholder Approval. Continuance of the Plan for purposes of granting Incentive Stock Options shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. Any Incentive Stock Options granted hereunder shall become effective only upon such shareholder approval. The Committee may grant Incentive Stock Options or Nonqualified Stock Options under the Plan prior to such shareholder approval, but until shareholder approval is obtained, no such Option shall be exercisable. In the event that such shareholder approval is not obtained within the period provided above, all Options previously granted pursuant to the Plan shall terminate. If such shareholder approval is obtained at a meeting of shareholders, the Plan must be approved by a majority of the votes cast at such meeting at which a quorum representing a majority of all outstanding voting stock of the Company is, either in person or by proxy, present and voting on the Plan. If such shareholder approval is obtained by written consent, it must be obtained by written consent of the holders of a majority of all outstanding voting stock of the Company.

8.5 Amendment, Modification and Termination of the Plan. The Board, at any time, may terminate and in any respect amend or modify the Plan, provided, however, that no such action, without approval of the Company's shareholders, may:

(a) increase the total number of shares of Common Stock available under the Plan, other than increases pursuant to Section 7.1 hereof,

(b) materially increase the benefits accruing to Participants under the Plan,

(c) materially modify the requirements as to eligibility for participation in the Plan,

(d) extend the period during which any Option may be granted or exercised; or

(e) extend the term of the Plan

         Except as provided in Section 7.1 hereof, no amendment, modification, or termination of the Plan shall in any manner adversely affect the rights of any Participant under the Plan without the consent of such Participant.

8.6 Indemnification. Each person who is or shall still have been a member of the Board shall be indemnified and held harmless be the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by him in satisfaction of judgment in any such action, suit, or proceeding against him. Such person shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

8.7 Reliance on Reports. Each member of the Committee shall be fully justified in relying or acting in good faith upon any report made by the independent public accountants of the Company and upon any other information furnished in connection with the Plan by any person or persons other than himself. In no event shall any person who is or shall have been a member of the Committee be liable for any determination made or other action taken or any omission to act in reliance upon any such report or information or for any action taken, including the furnishing of information, or failure to act, if in good faith.


8.8 Governing Law. to the extent that Federal Law shall not be held to have preempted local laws, this Plan shall be governed by the laws of the State of Utah. If any provision of the Plan shall be held invalid or unenforceable, the remaining provisions hereof shall continue in full force and effect.


IN WITNESS WHEREOF, the Company has caused the Stansbury Holdings Corporation 1999 Stock Option Plan to be executed by its duly authorized officer pursuant to resolutions of the Board to be effective as of the 1st day of January, 1999.


       Stansbury Holdings Corporation




By: ______________________________

       Edward C. Stanojev, Jr.

            President

                                    EXHIBIT F

SELLERS & ASSOCIATES LOGO

3785 Harrison Blvd., Suite 101 - Ogden, Utah 84403
(801) 621-8128 /bullet/ FAX (801) 627-1639


Securities and Exchange Commission
340 Fifth Street, N.W.
Washington, D.C. 20549

February 4, 1999

Commissioners:

This is to confirm that the client-auditor relationship between Stansbury Holdings Corporation (Stansbury) and Sellers and Associates has ceased.

We have no disagreements with Stansbury regarding accounting policies or practices, nor with their internal controls, nor with any representations made to us by Stansbury. The choice to change auditors was Stansbury's based on business reasons and convenience of the new auditors to Stansbury's Chief Administrative Officer.

We will continue providing Stansbury management with advisory and tax services.

Sincerely,

/s/ Richard E. Sellers, CPA
    -----------------------
Richard E. Sellers, CPA
Sellers and Associates

                         STANSBURY HOLDINGS CORPORATION

                                 676 LOUIS DRIVE
                         WARMINSTER, PENNSYLVANIA 18974


                PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE
           ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 23, 1999

         The undersigned shareholder of STANSBURY HOLDINGS CORPORATION (the "Company") hereby appoints Aldine J. Coffman and Jeff Wertz, and each of them, true and lawful proxy or proxies, with full power of substitution in each, for and in the name of the undersigned to vote all shares of common stock, $0.25 par value, of the Company outstanding in the name of the undersigned at the Annual Meeting of Shareholders of the Company to be held at the Westin Suites Philadelphia Airport, 4101 Island Avenue, Philadelphia, Pennsylvania 19153, on April 23, 1999, at 9:00 A.M., local time, and at any and all adjournments thereof, with all the powers the undersigned would possess if personally present, hereby revoking all previous proxies. This proxy is revocable. The undersigned reserves the right to attend and vote in person. The undersigned hereby acknowledges receipt of the Notice of Meeting of Shareholders dated April 12, 1999, the Proxy Statement accompanying the Notice, and the Company's Annual Report on Form 10-KSB/A for the two fiscal years ended June 30, 1998.


         Said proxies are directed to vote as indicated in the following proposals:

         1. ITEM 1:   THE COMPANY'S ENTRY INTO THE JOINT VENTURE WITH NEVADA
                      VERMICULITE LLC, PURSUANT TO WHICH THE COMPANY INTENDS TO
                      DEVELOP ITS EXISTING VERMICULITE PROPERTY, AND DEVELOP
                      OTHER VERMICULITE MINING AND MILLING OPERATIONS.

                      ___ FOR              ___ AGAINST              ___ABSTAIN

         2. ITEM 2:   TO AMEND THE ARTICLES OF INCORPORATION OF THE COMPANY TO
                      INCREASE THE AUTHORIZED CAPITALIZATION OF THE COMPANY FROM
                      25,000,000 SHARES OF COMMON STOCK, PAR VALUE $.25 PER
                      SHARE, TO 100,000,000 SHARES OF COMMON STOCK, PAR VALUE
                      $.001 PER SHARE.

                      ___ FOR              ___ AGAINST              ___ABSTAIN

         3. ITEM 3:   TO AMEND THE ARTICLES OF INCORPORATION OF THE COMPANY TO
                      ADD A PROVISION INDEMNIFYING THE BOARD OF DIRECTORS AND
                      PROVIDING FOR THE PAYMENT OF THE DIRECTORS LEGAL DEFENSES
                      IN ACTIONS BROUGHT BY SHAREHOLDERS AND THIRD PARTIES.

                      ___ FOR              ___ AGAINST              ___ABSTAIN

         4. ITEM 4:   TO AMEND THE ARTICLES OF INCORPORATION OF THE COMPANY TO
                      PROVIDE FOR A CLASSIFIED BOARD OF DIRECTORS.

                      ___ FOR              ___ AGAINST              ___ABSTAIN

         5. ITEM 5:   TO ELECT FIVE PERSONS TO THE BOARD OF DIRECTORS; TWO
                      PERSONS EACH TO HOLD OFFICE FOR A TERM OF THREE YEARS, ONE
                      PERSON FOR A TERM OF TWO YEARS, AND TWO PERSONS EACH FOR
                      A TERM OF ONE YEAR.

                      ___ FOR              ___ AGAINST              ___ABSTAIN

         6. ITEM 6:   TO APPROVE THE ADOPTION OF THE COMPANY'S 1999 STOCK OPTION
                      PLAN BY WHICH OPTIONS FOR UP TO 3.5 MILLION SHARES MAY BE
                      ISSUED TO OFFICERS, DIRECTORS AND KEY EMPLOYEES AND
                      CONSULTANTS OF THE COMPANY.

                      ___ FOR              ___ AGAINST              ___ABSTAIN

         7. ITEM 7:   TO APPROVE THE APPOINTMENT OF INDEPENDENT PUBLIC
                      ACCOUNTANTS.

                      ___ FOR              ___ AGAINST              ___ABSTAIN

         8. ITEM 8:   TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME
                      BEFORE THE MEETING, INCLUDING THE RATIFICATION OF THE ACTS
                      OF THE BOARD OF DIRECTORS SET FORTH IN THE 1997 AND 1998
                      FISCAL YEAR AUDITED FINANCIAL STATEMENTS.

         Each shareholder should specify by a mark in the appropriate box above how they wish their shares voted. Shares will be voted as specified. IF NO SPECIFICATION IS MADE ABOVE, SHARES WILL BE VOTED FOR ITEMS 1 THROUGH 7, ABOVE.

         Please date, sign and promptly return this proxy in the reply envelope; in addition, please check the box below if you are planning to attend the meeting in person.

         ____ I am planning to attend the Annual Meeting in person.


                                           DATED: APRIL _, 1999


                                           ____________________________________

                                           ____________________________________

                                           ____________________________________
                                           SIGNATURE(S) OF SHAREHOLDER(S)


                                           Shareholders Telephone
                                             Number: __________________________

                                           Number of Shares Held in
                                             Certificate: _____________________

                                           Total Number of Shares held: _______

                           PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. IF THE STOCK IS REGISTERED IN THE NAMES OF TWO OR MORE PERSONS, EACH SHOULD SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, GUARDIANS, ATTORNEYS AND CORPORATE OFFICERS SHOULD INCLUDE THEIR TITLES. Should you have any questions please call Brian McCarty at (215) 928-9630